UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2006

MISCOR GROUP, LTD.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

(574) 234-8131
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2006, MISCOR Group, Ltd. and Laurus Master Fund, Ltd. entered into an amendment to the Registration Rights Agreement dated May 31 2006, for the purpose of extending to August 31, 2006 the time allowed for MISCOR to file a registration statement required to be filed to register the shares of common stock issuable to Laurus upon exercise of certain warrants held by Laurus. A copy of the amendment is filed as Exhibit 10.1 and incorporated by reference in this Item.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Amendment to Registration Rights Agreement dated July 31, 2006 among registrant, certain subsidiaries of the registrant identified therein and Laurus Master Fund, Ltd.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 4, 2006	MISCOR Group, Ltd.

	By:	/s/ Richard J. Mullin
	Name:	Richard J. Mullin
	Title:	Chief Financial Officer